EXHIBIT 1 TO SCHEDULE 13D

JOINT STATEMENT PURSUANT TO SECTION 240.13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated: January 22, 2003



TRIDENT II, L.P.
By:  Trident Capital II, L.P., its sole general partner
By:  CD Trident II, LLC, a general partner

By:  /s/  David J. Wermuth
     --------------------------
Name:   David J. Wermuth
Title:  Vice President

MARSH & McLENNAN EMPLOYEES' SECURITIES COMPANY, L.P.
By:  Marsh & McLennan GP I, Inc., its sole general partner

By:  /s/  David J. Wermuth
     --------------------------
Name:   David J. Wermuth
Title:  Assistant Secretary

MARSH & McLENNAN CAPITAL PROFESSIONALS FUND, L.P.
By:  Marsh & McLennan GP I, Inc., its sole general partner

By:  /s/  David J. Wermuth
     --------------------------
Name:   David J. Wermuth
Title:  Assistant Secretary

TRIDENT CAPITAL II, L.P.
By:  CD Trident II, LLC, a general partner

By:  /s/  David J. Wermuth
     --------------------------
Name:   David J. Wermuth
Title:  Vice President

MARSH & McLENNAN GP I, INC.

By:  /s/  David J. Wermuth
     --------------------------
Name:   David J. Wermuth
Title:  Assistant Secretary


MARSH & McLENNAN RISK CAPITAL HOLDINGS, LTD.

By:  /s/  David J. Wermuth
     --------------------------
Name:   David J. Wermuth
Title:  Assistant Secretary

MARSH & McLENNAN COMPANIES, Inc.

By:  /s/  Gregory F. Van Gundy
     ------------------------------
Name:   Gregory F. Van Gundy
Title:  Secretary


                                  End of Filing